                                                                   EXHIBIT 10.10

                               Asta Funding, Inc.
                           Form 10-QSB March 31, 2002
                                  Exhibit 10.10

                               ASTA FUNDING, INC.

                             2002 STOCK OPTION PLAN

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----


1.  PURPOSE...................................................................16

2.  DEFINITIONS...............................................................16

3.  ADMINISTRATION............................................................20

4.  STOCK SUBJECT TO THE PLAN.................................................21

5.  OPTION GRANTS FOR ELIGIBLE INDIVIDUALS....................................22

6.  TERMS AND CONDITIONS APPLICABLE TO ALL OPTIONS............................22

7.  EFFECT OF A TERMINATION OF EMPLOYMENT.....................................24

8.  ADJUSTMENT UPON CHANGES IN CAPITALIZATION.................................24

9.  INTERPRETATION............................................................25

10. TERMINATION AND AMENDMENT OF THE PLAN.....................................25

11. NON-EXCLUSIVITY OF THE PLAN...............................................25

12. LIMITATION OF LIABILITY...................................................25

13. REGULATIONS AND OTHER APPROVALS; GOVERNING LAW............................26

14. MISCELLANEOUS.............................................................26

                               ASTA FUNDING, INC.

                             2002 STOCK OPTION PLAN

PURPOSE.

                  The purpose of this Plan is to strengthen Asta Funding, Inc., (the "Company") by providing an incentive to its employees, officers, directors, and consultants and thereby encouraging them to devote their abilities and industry to the success of the Company's business enterprise. It is intended that this purpose be achieved by extending to employees, officers, directors, and consultants of the Company and its Subsidiaries an added long-term incentive for high levels of performance and unusual efforts through the grant of Incentive Stock Options and Nonqualified Stock Options, as such terms are defined herein.

DEFINITIONS.

                  For purposes of the Plan:

         "Affiliate" means any entity that directly or indirectly controls, is controlled by, or is under common control with the Company or any corporation or other entity acquiring, directly or indirectly, all or substantially all of the assets and business of the Company, whether by operation of law or otherwise.

         "Option Agreement" means the written agreement between the Company and an Optionee evidencing the grant of an Option and setting forth the terms and conditions thereof.

         "Board" means the Board of Directors of the Company.

         "Cause" means, unless otherwise designated by the Plan Committee and set forth in the Option Agreement evidencing the grant of an award or Option:
(i) intentional failure to perform reasonably assigned duties to the Company or any of its Subsidiaries; (ii) dishonesty or willful misconduct in the performance of such duties; (iii) involvement in a transaction in connection with the performance of such duties, which transaction is engaged in for personal profit and is adverse to the interests of the Company or any of its Subsidiaries; or (iv) willful violation of any law, rule or regulation in connection with the performance of such duties (other than traffic violations or similar offenses).

         "Change in Capitalization" means any increase or reduction in the number of Shares, or any change (including, but not limited to, a change in value) in the Shares or exchange of Shares for a different number or kind of shares or other securities of the Company, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of Shares, repurchase of Shares, change in corporate structure, or otherwise.

         A "Change in Control" means the occurrence during the term of the Plan of:

         an acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") by any "Person" (as the term "Person" is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of the then-outstanding Shares or the combined voting power of the Company's then-outstanding Voting Securities; provided, however, that in determining whether a Change in Control has occurred, Shares or Voting Securities acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition that would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or
         (B) any corporation or other Person if the Company controls such Person's voting power by owning, directly or indirectly, the majority of its voting equity securities or equity interest (for purposes of this definition, a "Subsidiary"); (ii) the Company or its Subsidiaries; or (iii) any Person in connection with a "Non-Control Transaction" (as hereinafter defined);

         the individuals who, as of the date of adoption of this Plan by the shareholders of the Company, are members of the Board (the "Incumbent Board"), cease for any reason to constitute a majority of the members of the Board; provided, however, that if the election, or nomination for election by the Company's common stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest"), including by reason of any agreement intended to avoid or to settle any Election Contest or Proxy Contest; or

         The consummation of:

                  a merger, consolidation or reorganization with or into the Company or in which securities of the Company are issued, unless such merger, consolidation, or reorganization is a "Non-Control Transaction." A "Non-Control Transaction" shall mean a merger, consolidation, or reorganization with or into the Company or in which securities of the Company are issued where:

                           the stockholders of the Company, immediately before such merger, consolidation or reorganization, own directly or indirectly immediately following such merger, consolidation or reorganization, at least fifty percent (50%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization, the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation, or a corporation beneficially directly or indirectly owning a majority of the Voting Securities of the Surviving Corporation, and no Person other than (I) the Company, (II) any Subsidiary, (III) any employee benefit plan (or any trust forming a part thereof) that, immediately prior to such merger, consolidation or reorganization, was maintained by the Company or any Subsidiary, or (IV) any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of fifty percent (50%) or more of the then-outstanding Voting Securities or Shares, has Beneficial Ownership of fifty percent (50%) or more of the combined voting power of the Surviving Corporation's then-outstanding voting securities or its common stock;

                  A complete liquidation or dissolution of the Company; or

                  The sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

         Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the then-outstanding Shares or Voting Securities as a result of the acquisition of Shares or Voting Securities by the Company which, by reducing the number of Shares or Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Shares or Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Shares or Voting Securities which increases the percentage of the then-outstanding Shares or Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

         If an Eligible Individual's employment is terminated by the Company without Cause prior to the date of a Change in Control but the Eligible Individual reasonably demonstrates that the termination (A) was at the request of a third party who has indicated an intention or taken steps reasonably calculated to effect a change in control or (B) otherwise arose in connection with, or in anticipation of, a Change in Control which has been threatened or proposed, such termination shall be deemed to have occurred after a Change in Control for purposes of this Plan provided a Change in Control shall actually have occurred.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Company" means Asta Funding, Inc. and any successor corporation within the meaning of Code ss. 424(a) which issues or assumes a stock option in a transaction to which Code ss. 424(a) applies.

         "Disability" means:

                  in the case of an Optionee whose employment with the Company or a Subsidiary is subject to the terms of an employment agreement between such Optionee and the Company or Subsidiary, which employment agreement includes a definition of "Disability", the term "Disability" as used in this Plan or any Option Agreement shall have the meaning set forth in such employment agreement during the period that such employment agreement remains in effect; and in all other cases, the term "Disability" as used in this Plan or any Option Agreement shall mean a physical or mental infirmity that impairs substantially the Optionee's ability to perform his or her duties for a period of one hundred eighty
                  (180) consecutive days.

         "Eligible Individual" means any officer, employee, or director of the Company or any consultant or advisor to the Company who has been designated by the Plan Committee as eligible to receive Options, subject to the conditions set forth herein. "Eligible Individual" also shall include any person who has agreed to become an officer, employee, director, consultant, or advisor; provided, however, that any Option shall terminate immediately and be forfeited if the Plan Committee determines, in its sole discretion, that such person will not become an officer, employee, director, consultant, or advisor.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Fair Market Value" on any date means the closing sales prices of the Shares on such date on the principal national securities exchange on which the Shares are listed or admitted to trading, or, if the Shares are not so listed or admitted to trading, the average of the per Share closing bid price and per Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System or such other market in which such prices are regularly quoted, or, if there have been no published bid or asked quotations with respect to Shares on such date, the Fair Market Value shall be the value established by the Board in good faith and, in the case of an Incentive Stock Option, in accordance with Code ss. 422.

          "Incentive Stock Option" means an Option satisfying the requirements of Code ss. 422 and designated by the Plan Committee as an Incentive Stock Option.

         "Mature Shares" means Shares that have been held by the Optionee for more than six months.

         "Nonemployee Director" means a director of the Company who is a "nonemployee director" within the meaning of Rule 16b-3 promulgated under the Exchange Act.

         "Nonqualified Stock Option" means an Option that is not an Incentive Stock Option.

         "Option" means a Nonqualified Stock Option, an Incentive Stock Option, or either of them.

         "Optionee" means a person to whom an Option has been granted under the Plan.

         "Outside Director" means a director of the Company who is an "outside director" within the meaning of Code ss. 162(m) and the regulations promulgated thereunder.

         "Parent" means any corporation that is a parent corporation (within the meaning of Code ss. 424(e)) with respect to the Company.

         "Plan" means the Asta Funding Inc. 2002 Stock Option Plan, as amended and restated from time to time.

         "Plan Committee" means a committee, as described in Section 0, appointed by the Board of Directors to administer the Plan and to perform the functions set forth herein. If at any time there is no Plan Committee, the Plan Committee's functions shall be performed by the Board.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Shares" means the common stock, par value $0.01 per share, of the Company.

         "Subsidiary" means any corporation that is a subsidiary corporation (within the meaning of Code ss. 424(f)) with respect to the Company.

         "10-Percent Shareholder" means an Eligible Individual, who, at the time an Incentive Stock Option is to be granted to him or her, owns (within the meaning of Code ss. 422(b)(6)) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or of a Parent or a Subsidiary.

ADMINISTRATION.

         The Plan shall be administered by the Plan Committee, which shall hold meetings at such times as may be necessary for the proper administration of the Plan. The Plan Committee shall keep minutes of its meetings. A quorum shall consist of not fewer than two members of the Plan Committee and a majority of a quorum may authorize any action. Any decision or determination reduced to writing and signed by a majority of all of the members of the Plan Committee shall be as fully effective as if made by a majority vote at a meeting duly called and held. The Plan Committee shall consist of at least two (2) directors of the Company and may consist of the entire Board; provided, however, that (A) if the Plan Committee consists of less than the entire Board, each member shall be a Nonemployee Director; and (B) to the extent necessary for any Option or Award intended to qualify as performance-based compensation under Code ss. 162(m) to so qualify, each member of the Plan Committee, whether or not it consists of the entire Board, shall be an Outside Director. No member of the Plan Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to this Plan or any transaction hereunder, except for liability arising from his or her own willful misfeasance, gross negligence, or reckless disregard of his or her duties. The Company hereby agrees to indemnify each member of the Plan Committee for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiating for the settlement of, or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering this Plan or in authorizing or denying authorization to any transaction hereunder.

         Subject to the express terms and conditions set forth herein, the Plan Committee shall have the power from time to time to:

                  determine those Eligible Individuals to whom Options shall be granted under the Plan and the number of such Options to be granted and to prescribe the terms and conditions (which need not be identical) of each such Option, including the purchase price per Share subject to each Option, and make any amendment or modification to any Option Agreement consistent with the terms of the Plan;

                  to construe and interpret the Plan and the Options granted hereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Option Agreement, in the manner and to the extent it shall deem necessary or advisable so that the Plan complies with applicable law including Rule 16b-3 under the Exchange Act and the Code to the extent applicable, and otherwise to make the Plan fully effective. All decisions and determinations by the Plan Committee in the exercise of this power shall be final, binding and conclusive upon the Company, its Subsidiaries, the Optionees, and all other persons having any interest therein;

                  to determine the duration and purposes for leaves of absence which may be granted to an Optionee on an individual basis without constituting a termination of employment or service for purposes of the Plan;

                  to exercise its discretion with respect to the powers and rights granted to it as set forth in the Plan; and

                  generally, to exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

STOCK SUBJECT TO THE PLAN.

         The maximum number of Shares that may be made the subject of Options granted under the Plan is five hundred thousand (500,000) shares. The maximum number of Shares with respect to which an Eligible Individual may be granted Options during any fiscal year of the Plan is seventy-five thousand (75,000) shares, and the maximum dollar amount that any Eligible Individual may receive during the term of the Plan in respect of Options denominated in dollars is $1,000,000. Upon a Change in Capitalization, the maximum number of Shares referred to in the first two sentences of this Section 4.1 shall be adjusted in number and kind pursuant to Section 10. The Company shall reserve for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each, such number of Shares as shall be determined by the Board.

         Upon the granting of an Option, the number of Shares available under
Section 4.1 for the granting of further Options shall be reduced as follows: In connection with the granting of an Option, the number of Shares shall be reduced by the number of Shares in respect of which the Option or Award is granted or denominated.

         Whenever any outstanding Option or Award or portion thereof expires, is canceled or is otherwise terminated for any reason without having been exercised or payment having been made in respect of the entire Option or Award, the Shares allocable to the expired, canceled or otherwise terminated portion of the Option or Award may again be the subject of Options or Awards granted hereunder.

         Unless otherwise stated in the applicable Option Agreement, whenever any portion of the purchase price of an Option is paid in previously owned Shares, the Optionee shall be granted a new Option covering the same number of Shares used to pay such portion of the purchase price. Such new Option shall have a per share purchase price equal to the Fair Market Value of a Share on the date of exercise of the first Option, shall be exercisable six months after the date of grant of the new Option, and shall terminate on the same date as the first Option.

OPTION GRANTS FOR ELIGIBLE INDIVIDUALS.

         Authority of Plan Committee. Subject to the provisions of the Plan, the Plan Committee shall have full and final authority to select those Eligible Individuals who will receive Options, and the terms and conditions of the grant to such Eligible Individuals shall be set forth in an Option Agreement; provided, however, that no person shall receive any Incentive Stock Option unless he or she is an employee of the Company, a Parent, or a Subsidiary at the time the Incentive Stock Option is granted.

         Purchase Price. The purchase price or the manner in which the purchase price is to be determined for Shares under each Option shall be determined by the Plan Committee and set forth in the Option Agreement; provided, however, that the purchase price per Share under each Incentive Stock Option shall not be less than 100% of the Fair Market Value of a Share on the date the Option is granted (110% in the case of an Incentive Stock Option granted to a 10-Percent Shareholder).

         Maximum Duration. Options granted hereunder shall be for such term as the Plan Committee shall determine; provided that an Incentive Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted (five (5) years in the case of an Incentive Stock Option granted to a 10-Percent Shareholder), and a Nonqualified Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted. The Plan Committee may, subsequent to the granting of any Option, extend the term thereof, but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

         Vesting. Unless otherwise designated by the Plan Committee and set forth in the Option Agreement evidencing the grant of an Option, or unless accelerated pursuant to Section 6.4, Options shall become fully vested and exercisable with respect to 33.3% of the Shares subject thereto on the first, second and third anniversaries of the date of grant; provided, however, that the Optionee must be employed by, or otherwise in the service of, the Company or an Affiliate on such anniversary date for the vesting to take place. The Plan Committee may accelerate the exercisability of any Option or portion thereof at any time.

         Modification. No modification of an Option shall alter adversely or impair any rights or obligations under the Option without the Optionee's consent.

TERMS AND CONDITIONS APPLICABLE TO ALL OPTIONS.

         Non-Transferability. Unless set forth in the Option Agreement evidencing an Incentive Stock Option at the time of grant or at any time thereafter, an Option granted hereunder shall not be transferable by the Optionee to whom granted except by will or the laws of descent and distribution or pursuant to a domestic relations order (within the meaning of Rule 16a-12 promulgated under the Exchange Act), and an Option may be exercised during the lifetime of such Optionee only by the Optionee or his or her guardian or legal representative. The terms of such Option shall be final, binding, and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.

         Method of Exercise.

                  The exercise of an Option shall be made only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares to be purchased and accompanied by payment therefor and otherwise in accordance with the Option Agreement pursuant to which the Option was granted.

                  The purchase price for any Shares purchased pursuant to the exercise of an Option shall be paid, as determined by the Plan Committee in its discretion, in either of the following forms (or any combination thereof): (i) cash or (ii) the transfer of Mature Shares to the Company upon such terms and conditions as determined by the Plan Committee. In addition, Options may be exercised through a registered broker-dealer pursuant to such cashless exercise procedures (other than Share withholding) that are, from time to time, deemed acceptable by the Plan Committee. Any Mature Shares transferred to the Company as payment of the purchase price under an Option shall be valued at their Fair Market Value on the day preceding the date of exercise of such Option.

                  When the Optionee delivers the Option Agreement evidencing the Option to the Secretary of the Company, the Secretary shall endorse thereon a notation of such exercise and return the Option Agreement to the Optionee. No fractional Shares (or cash in lieu thereof) shall be issued upon exercise of an Option, and the number of Shares that may be purchased upon exercise shall be rounded to the nearest number of whole Shares.

         Rights of Optionees. Optionee shall not be deemed for any purpose to be the owner of any Shares subject to any Option unless and until (i) the Option shall have been exercised pursuant to the terms thereof; (ii) the Company shall have issued and delivered Shares to the Optionee; and (iii) the Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend, and other ownership rights with respect to such Shares, subject to such terms and conditions as may be set forth in the applicable Option Agreement.

         Effect of Change in Control. In the event of a Change in Control, then each outstanding Option shall (a) be deemed to be fully vested and exercisable immediately prior to the effective time of the Change in Control (including Shares that would not be vested or exercisable otherwise); and (b) be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. For the purposes of this paragraph, an outstanding Option shall be considered assumed if, following the consummation of the Change in Control, the Option confers the right to purchase or receive, for each Share subject to the Option immediately prior to the consummation of the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent or Subsidiary equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

EFFECT OF A TERMINATION OF EMPLOYMENT.

                  The Option Agreement evidencing the grant of each Option may set forth the terms and conditions applicable to such Option upon a termination or change in the status of the employment of the Optionee by the Company or a Subsidiary (including a termination or change by reason of the sale of the Subsidiary), which shall be as the Plan Committee may, in its discretion, determine at the time the Option is granted or thereafter. In the absence of such provisions in an Option Agreement and unless specifically set forth in an Option Agreement to the contrary, the following rules shall apply:

         In the event that an Optionee's employment or service with the Company is terminated for Cause, any and all Options granted to the Optionee hereunder that have not been exercised or paid as of the date of such Optionee's termination of employment shall immediately terminate, lapse, or be forfeited.

         In the event that an Optionee's employment or service with the Company terminates due to death or Disability, all Options owned by such Optionee may be exercised, to the extent exercisable on the date of termination of employment, at any time within one year after such date of termination (at the end of which period, all such Options shall lapse), by such decedent's executors or personal administrators or by such disabled Optionee.

         In the event that an Optionee's employment or service with the Company terminates for any reason other than those set forth in paragraphs 0 or 0 above, all Options held by such Optionee shall be exercisable, but only to the extent exercisable on the date of termination of employment, by such Optionee for a period of up to the earlier of (A) ninety (90) days after such termination of employment; and (B) the expiration date of such Options. At the end of such period, all such Options shall lapse.

ADJUSTMENT UPON CHANGES IN CAPITALIZATION.

         In the event of a Change in Capitalization, the Plan Committee shall determine conclusively the appropriate adjustments, if any, to (a) the maximum number and class of Shares or other stock or securities with respect to which Options may be granted under the Plan; (b) the maximum number and class of Shares or other stock or securities with respect to which Options or Awards may be granted to any Eligible Individual during the term of the Plan; (c) the number and class of Shares or other stock or securities subject to outstanding Options or Awards granted under the Plan and the purchase price therefor, if applicable; and (d) the Performance Objectives.

         Any such adjustment in the Shares or other stock or securities subject to outstanding Incentive Stock Options (including any adjustments in the purchase price) shall be made in such a manner as shall not constitute a modification as defined by Code ss. 424(h)(3) and only to the extent otherwise permitted by Code ss.ss. 422 and 424.

         If, by reason of a Change in Capitalization, an Optionee shall be entitled to exercise an Option with respect to, new, additional, or different shares of stock or securities, such new, additional, or different shares shall thereupon be subject to all of the conditions, restrictions, and performance criteria that were applicable to the Shares subject to the Award or Option, as the case may be, prior to such Change in Capitalization.

INTERPRETATION.

         The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act, and the Plan Committee shall interpret and administer the provisions of the Plan or any Option Agreement in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

         Unless otherwise expressly stated in the relevant Option Agreement, each Option granted under the Plan is intended to be performance-based compensation within the meaning of Code ss. 162(m)(4)(C). The Plan Committee shall not be entitled to exercise any discretion otherwise authorized hereunder with respect to such Options or Awards if the ability to exercise such discretion or the exercise of such discretion itself would cause the compensation attributable to such Options or Awards to fail to qualify as performance-based compensation.

TERMINATION AND AMENDMENT OF THE PLAN.

                  The Plan shall terminate on the day preceding the tenth anniversary of the date of its adoption by the Board, and no Option may be granted thereafter. The Board may terminate the Plan sooner, and the Board may at any time and from time to time amend, modify, or suspend the Plan; provided, however, that:

         no such amendment, modification, suspension, or termination shall impair or adversely alter any Options theretofore granted under the Plan, except with the consent of the Optionee, nor shall any amendment, modification, suspension, or termination deprive any Optionee of any Shares that he or she may have acquired through or as a result of the Plan; and

         to the extent necessary under applicable law, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law.

NON-EXCLUSIVITY OF THE PLAN.

                  The adoption of the Plan by the Board shall not be construed as amending, modifying, or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

LIMITATION OF LIABILITY.
                  As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

         give any person any right to be granted an Option or Award other than at the sole discretion of the Plan Committee;

         give any person any rights whatsoever with respect to Shares except as specifically provided in the Plan;

         limit in any way the right of the Company or any Subsidiary to terminate the employment of any person at any time; or
         be evidence of any agreement or understanding, expressed or implied, that the Company will employ any person at any particular rate of compensation or for any particular period of time.

REGULATIONS AND OTHER APPROVALS; GOVERNING LAW.

         Governing Law. Except as to matters of federal law, the Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to conflicts of laws principles thereof.

         Delivery of Shares. The obligation of the Company to sell or deliver Shares with respect to Options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Plan Committee.

         Changes. The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority, or to obtain for Eligible Individuals granted Incentive Stock Options the tax benefits under the applicable provisions and regulations promulgated thereunder.

         Registration. Each Option and Award is subject to the requirement that, if at any time the Plan Committee determines, in its discretion, that the listing, registration, or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or Award or the issuance of Shares, no Options or Awards shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Plan Committee.

         Regulatory Restrictions. Notwithstanding anything contained in the Plan or any Option Agreement to the contrary, in the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then-current registration statement under the Securities Act, and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act and Rule 144 or other regulations thereunder. The Plan Committee may require any individual receiving Shares pursuant to an Option or Award granted under the Plan, as a condition precedent to receipt of such Shares, to represent and warrant to the Company in writing that the Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under said Act or pursuant to an exemption applicable under the Securities Act or the rules and regulations promulgated thereunder. The certificates evidencing any of such Shares shall be appropriately amended to reflect their status as restricted securities as aforesaid.

MISCELLANEOUS.

         Multiple Option Agreements. The terms of each Option or Award shall be stated in an agreement between the Company and the Eligible Individual in a form approved by the Plan Committee. The Eligible Individual must execute and deliver the agreement to the Company as a condition to the effectiveness of the Option or Award. All such agreements may contain all terms and conditions as the Plan Committee considers advisable that are not inconsistent with the Plan, including, but not limited to, transfer restrictions, repurchase rights, rights of first refusal, non-compete, non-solicitation and confidentiality covenants, forfeiture provisions, representations and warranties of the Eligible Individual and provisions to ensure compliance with all applicable laws, regulations and rules. The terms of each Option or Award may differ from other Options or Awards granted under the Plan at the same time, or at some other time. The Plan Committee may also grant more than one Option or Award to a given Eligible Individual during the term of the Plan, either in addition to, or in substitution for, one or more Options or Awards previously granted to that Eligible Individual.

         Withholding of Taxes.

                  At such times as an Optionee recognizes taxable income in connection with the receipt of Shares or cash hereunder (a "Taxable Event"), the Optionee shall pay to the Company an amount equal to the federal, state, and local income taxes and other amounts as may be required by law to be withheld by the Company in connection with the Taxable Event (the "Withholding Taxes") prior to the issuance, or release from escrow, of such Shares or the payment of such cash. The Company shall have the right to deduct from any payment of cash to an Optionee an amount equal to the Withholding Taxes in satisfaction of the obligation to pay Withholding Taxes. In satisfaction of the obligation to pay Withholding Taxes to the Company, the Optionee may make a written election (the "Tax Election"), which may be accepted or rejected in the discretion of the Plan Committee, to have withheld a portion of the Shares then issuable to him or her having an aggregate Fair Market Value equal to the Withholding Taxes.

                  If an Optionee makes a disposition, within the meaning of Code ss. 424(c) and regulations promulgated thereunder, of any Share or Shares issued to such Optionee pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such Share or Shares to the Optionee pursuant to such exercise, the Optionee shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

         Effective Date. The effective date of this Plan shall be as determined by the Board, subject only to approval, pursuant to Code ss. 422(b)(2), by the affirmative vote of a majority of the Company's stockholders present or represented at a meeting of stockholders duly held in accordance with the applicable laws of the State of Delaware within twelve (12) months of the adoption of the Plan by the Board, and entitled to vote at such meeting.